EXHIBIT 99.2

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

                                        Elsa D. Prince
                                        Robert A Haveman
                                        EDP Assisted Living Properties, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	EDP ASSISTED LIVING PROPERTIES,
L.L.C.

By: ELSA D. PRICE LIVING TRUST U/A
DATED JANUARY 24, 1976, a member

By /s/ Elsa D. Prince*
Elsa D. Prince
Its: Trustee

By /s/ Robert A. Haveman*
Robert A. Haveman, a member

*By: /s/ Bruce C. Young
Bruce C. Young, Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

                                        Elsa D. Prince
                                        Robert A Haveman
                                        EDP Assisted Living Properties, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Elsa D. Prince*
Elsa D. Prince

*By: /s/ Bruce C. Young
Bruce C. Young, Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

                                        Elsa D. Prince
                                        Robert A Haveman
                                        EDP Assisted Living Properties, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Robert A. Haveman*
Robert A. Haveman

*By: /s/ Bruce C. Young
Bruce C. Young, Attorney-in-Fact